PROPERTY, EQUIPMENT AND SOFTWARE, NET (Tables)	12 Months Ended
Mar. 31, 2021
PROPERTY, EQUIPMENT AND SOFTWARE, NET
Schedule of property, equipment and software, net

	As of	As of
	March 31, 2021	March 31, 2020
Cost:	USD	USD
Office equipment	131,967	103,345
Vehicle	—	35,182
Total	131,967	138,527
Less: Accumulated depreciation	(65,080)	(45,695)
Property, equipment and software, net	66,887	92,832